                          [WHITNEY HOLDING LETTERHEAD]





                                  March 18, 1999



Via Edgar Electronic Filing System

Securities and Exchange Commission
450 Fifth St., N.W.
Judiciary Plaza
Washington, D.C.  20549-1004


            In Re:  File Number 0-1026

Gentlemen:

     Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Whitney Holding Corporation (the "Company"), is the Company's Definitive Proxy Statement dated April 28, 1999.

     This filing is being effected by direct transmission to the Commission's EDGAR System.


                              Sincerely,

                              /s/ Joseph S. Schwertz, Jr.
                              ---------------------------
                              Joseph S. Schwertz, Jr.
                              Sr. Vice President and
                              Corporate Secretary
                              (504) 586-3596

JSS/pkl

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  X
                        ----

Filed by a Party other than the Registrant
                                          ----

Check the appropriate box:

         Preliminary Proxy Statement
----
         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
----
  X      Definitive Proxy Statement
----
         Definitive Additional Materials
----
         Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
----


                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

____    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

____ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

____    Fee computed on table below Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                           Common Stock
                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                           ??????????
                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

                           Not Applicable
                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                           Not Applicable
                 ---------------------------------------------------------------

         (5)     Total fee paid:

                           Not Applicable
                 ---------------------------------------------------------------

          * Set forth the amount on which the filing fee is calculated and state how it was determined.

---- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid: Not Applicable
                  --------------------------------------------------------------

         (2)      Form Schedule or Registration Statement No.: Not Applicable
                  --------------------------------------------------------------

         (3)      Filing Party: Not Applicable
                  --------------------------------------------------------------

         (4)      Date Filed: Not Applicable
                  --------------------------------------------------------------

                              [GRAPHIC OMITTED]



March 18, 1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

    The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 28, 1999, at 10:30 a.m., for the purposes of considering and voting upon:

         1. Election of three directors to serve until the 2004 Annual Meeting, or until their successors are elected and qualified.

         2.  Ratification of the selection of Arthur Andersen LLP as independent
         public   accountants  to  audit  the  books  of  the  Company  and  its subsidiaries for 1999.

         3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The close of business on March 4, 1999, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                         By order of the Board of Directors.




                                         JOSEPH S. SCHWERTZ, JR.
                                         Secretary



              228 St. Charles Avenue, New Orleans, Louisiana 70130





                             YOUR VOTE IS IMPORTANT

    Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

                               [GRAPHIC OMITTED]



                             228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130


                                 PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of Whitney Holding Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on April 28, 1999 and at any adjournments or postponements thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted FOR election of the nominees for directors hereinafter named and FOR ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants.

    The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the Annual Meeting.

    The cost of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company and its banking subsidiary, Whitney National Bank (the "Louisiana Bank" or the "Bank"), may solicit proxies by mail, telephone, telecopier and personal interview, but will not receive additional compensation therefor.

    At the beginning of January 1998, the Company's other banking subsidiaries, Whitney Bank of Alabama (the "Alabama Bank"), Whitney National Bank of Florida (the "Florida Bank") and Whitney National Bank of Mississippi (the "Mississippi Bank"), were merged into the Louisiana Bank.

    This Proxy Statement and related materials will first be mailed to shareholders on or about March 18, 1999.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    Only shareholders of record as of the close of business on March 4, 1999 are entitled to notice of and to vote at the meeting. On that date, 23,431,022 shares of common stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote.

    The following table provides information concerning the only shareholder known by the Company to be the beneficial owner (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of more than 5% of its outstanding stock as of March 4, 1999.

        Name and Address                    Shares Beneficially       Percent of
        of Beneficial Owner                      Owned (1)                 Class
        -------------------                   -----------------       ----------
        Estate of William G. Helis.............. 1,220,931                 5.21%
          a Louisiana partnership, and affiliates
          912 Whitney  Building
          New Orleans, Louisiana 70130

(1)  Includes  direct  and  indirect  ownership.  Based  on  Amendment  No. 1 to
     Schedule 13D, dated December 31, 1990 as filed with the Securities and Exchange Commission. David A. Kerstein, an attorney, has shared voting and investment power with respect to 1,110,061 shares owned by the Estate of William G. Helis by virtue of his status as co-executor, co-administrator and co-trustee for, and under revocable delegations of authority given by, several successions, trusts and natural persons who in the aggregate have a 100% partnership interest, and under a revocable delegation of authority given by the partnership itself. This figure also includes Mr. Kerstein's shared voting and investment power with respect to 104,681 shares owned by the Succession of William G. Helis, Jr., of which he serves as co-executor, and 6,189 shares owned by The Helis Foundation, of which he serves as principal manager. Mr. Kerstein disclaims beneficial ownership of all such shares.

                              ELECTION OF DIRECTORS

    The Company's charter provides for a classified Board of Directors, composed of not less than five nor more than twenty-five persons, divided into five classes serving staggered five-year terms, with the exact number of directors to be fixed by the Board. By Board resolution, the number of directors has been set at 19, of whom three are to be elected this year. The Board nominates Harry J. Blumenthal, Jr., Joel B. Bullard, Jr. and Angus R. Cooper II, who were elected at prior shareholders' meeting, to serve until the 2004 Annual Meeting.


         Directors will be elected by plurality of the votes actually cast. Abstentions and broker nonvotes will be disregarded. Should any of the Board's nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.

         The following table includes information furnished by the respective nominees and directors with regard to their principal occupations for the last five years, directorships of other public companies and beneficial ownership of the Company's outstanding stock as of December 31, 1998, as well as the beneficial ownership of each of the named executive officers in the Summary Compensation Table (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission).

                                                                                            Shares        Percent
                                                                       Director  Term    Beneficially        of
Name and Age                          Principal Occupation              Since   Expires   Owned (1)        Class
------------                          --------------------             -------  -------   --------        -------

Nominee for Term Expiring 2004

Harry J. Blumenthal, Jr., 53        President, Blumenthal              1993     1999     18,125(2)(3)     *
                                    Print Works, Inc.
                                    (textiles manufacturing)

Joel B. Bullard, Jr., 48            President, Joe Bullard             1994     1999     15,620(2)(4)     *
                                    Automotive Companies

Angus R. Cooper II, 55              Chairman and Chief Executive       1994     1999    130,312(2)(5)     *
                                    Officer, Cooper/T. Smith Corp.
                                    (shipping service company)

Directors with Continuing Terms

Guy C. Billups, Jr., 70             Former Chairman of the Board       1997     2002    575,989(2)(6)      2.46%
                                    of Merchants Bancshares, Inc. and
                                    Merchants Bank & Trust Company;
                                    Chairman, the Mississippi Bank
                                    Advisory Board; Partner, Billups
                                    Farms and Director, Billups
                                    Plantation, Inc. (farming)

James M. Cain, 65                   Former Vice Chairman, Entergy      1987     2002      7,489(2)(7)     *
                                    Corp. (utility holding company);
                                    former Chairman of the Board,
                                    Chief Executive Officer and President,
                                    Louisiana Power and Light Company
                                    (electric utility); Former Director,
                                    Chief Executive Officer and President,
                                    New Orleans Public Service, Inc.
                                    (retired 1993 from the preceding)

                                       2

                                                                                            Shares        Percent
                                                                      Director  Term    Beneficially        of
Name and Age                          Principal Occupation             Since    Expires   Owned (1)        Class
------------                          --------------------             -----    -------   ---------        -------

Robert H. Crosby, Jr., 78           Chairman of the Board and          1972     2002     16,641(2)(8)     *
                                    Chief Executive Officer,
                                    Crosby Land & Resources
                                    (timberland holdings, oil
                                    and gas production)

Richard B. Crowell, 60              Attorney, Crowell & Owens          1983     2002    180,455(2)(9)     *

Camille A. Cutrone, 69              Partner, Cutrone,                  1996     2000     77,151(2)(10)    *
                                    Verlander & Meyer, Attorney
                                    at Law

William A. Hines, 62                Chairman of the Board,             1986     2001    155,200(2)(11)    *
                                    Nassau Holding Corporation
                                    (holding company of entities
                                    in oil field service industry)

Robert E. Howson, 67                Former Chairman of the Board       1989     2000     16,550(2)(12)    *
                                    and Chief Executive Officer of
                                    McDermott International, Inc.
                                    and of McDermott Incorporated
                                    (marine construction services
                                    and power generation systems)

John J. Kelly, 64                   Former President, Textron          1986     2000      8,795(2)(13)    *
                                    Marine and Land Systems
                                    (designs and builds advanced
                                    technology vehicles and
                                    ships); Chairman, New Orleans
                                    Technology Council

E. James Kock, Jr., 70              Former President: Bowie            1965     2003     51,084(2)(14)    *
                                    Lumber Associates, Downmans
                                    Associates, Jeanerette Lumber &
                                    Shingle Co., Ltd. and White
                                    Castle Lumber & Shingle Co., Ltd.
                                    (land and timber holdings, and
                                    investments), retired 1993

Alfred S. Lippman, 60               Partner, Lippman, Mahfouz          1996     2001     68,813(2)(15)    *
                                    & Martin, Attorneys at Law

William L. Marks, 55                Chairman of the Board and          1990     2000    259,185(16)       1.11%
                                    Chief Executive Officer of
                                    the Company and the Bank

R. King Milling, 58                 President of the Company           1979     2003    100,705(17)       *
                                    and the Bank

                                       3

                                                                                            Shares        Percent
                                                                       Director  Term    Beneficially        of
Name and Age                          Principal Occupation              Since   Expires   Owned (1)        Class
------------                          --------------------              -----   -------   ---------        -------

John G. Phillips, 76                Former Chairman of the Board       1972     2003       9,600(2)(18)   *
                                    and Chief Executive Officer, The
                                    Louisiana Land and Exploration
                                    Company (oil and gas exploration
                                    and production), retired 1985

John K. Roberts, Jr., 62            Chairman and Chief Executive       1985     2002    111,100(2)(19)    *
                                    Officer, Pan-American Life
                                    Insurance Company (markets
                                    and services life, health
                                    and retirement insurance);
                                    Director, Pan-American
                                    Financial Services, Inc.

Carroll W. Suggs, 60                Chairman, Chief Executive          1996     2001      3,900(2)        *
                                    Officer and President,
                                    Petroleum Helicopters, Inc.

Warren K. Watters, 71               President, Reilly-Benton           1986     2000      9,950(2)(20)    *
                                    Company, Inc. (fabrication
                                    and wholesale distribution of
                                    marine and commercial
                                    construction materials)

Executive Officers

Robert C. Baird, Jr., 48            Executive Vice President of        -        -       38,518(21)        *
                                    the Company and the Bank since
                                    1995; Former President and CEO of Union Bank
                                    and Trust, a $500 million bank, from 1991 to
                                    1994 and Chairman from 1993 to 1994

John C. Hope III, 49                Executive Vice President           -        -       71,817(22)        *
                                    of the Company and the Bank;
                                    Former Chairman and Chief
                                    Executive Officer of the
                                    Alabama Bank

Kenneth A. Lawder, Jr., 57          Executive Vice President           -        -       77,930(23)        *
                                    of the Company and the Bank

All 25 directors and executive
officers of the Company as a group                                                     2,716,133(24)      11.59%

 *       Less than 1%

(1) Ownership shown includes direct and indirect ownership and, unless otherwise noted, also includes sole investment and voting power with respect to reported holdings.

(2) With the exceptions noted below, these share totals include the following shares subject to option that have been granted pursuant to the Directors' Compensation Plan: (a) options on 1,000 shares granted in 1994 and exercisable at any time through June 30, 2004 at a price of $26.25 per share; (b) options on 1,000 shares granted in 1995 and exercisable at any time through June 30, 2005 at a price of $26.75 per share; (c) options on 1,000 shares granted in 1996 and exercisable at any time through June 30, 2006 at a price of $30.50 per share; (d) options on 1,000 shares granted in 1997 and exercisable at any time through June 30, 2007 at a price of $42.4375; and (e) options on 1,000 shares granted in 1998 and exercisable at any time through June 30, 2008 at a price of $50.875. The total shares for Messrs. Bullard and Cooper, who joined the Company's Board after the 1994 option grant, include only those shares subject to option described in items (b),
         (c), (d) and (e) above. The total shares for Mr. Crowell include those shares acquired through exercise of options (a), (b), (c) and (d) and those shares subject to option described in item (e) above. The total shares for Mr. Kock include shares acquired through exercise of options
         (a) and (b) and those shares subject to option  described in items (c),
         (d) and (e) above. The total shares for Messrs. Cutrone and Lippman and Ms. Suggs, who joined the Company's Board after the 1995 option grant, include only those shares subject to option described in item (c), (d) and (e) above. The share total for Mr. Billups, who joined the Company's Board in 1997, include shares acquired through exercise of option (a) and those shares subject to option described in item (e) above.

(3) Mr. Blumenthal is a member of the Company's and the Bank's Executive Committees. His total shares include shared voting and investment power with respect to 7,425 shares owned by a member of Mr. Blumenthal's family, for which beneficial ownership is disclaimed.

(4) Mr. Bullard's total shares include 2,250 shares in a profit sharing trust, and 5,240 shares in family trusts, for which beneficial ownership is disclaimed.

(5) Mr. Cooper serves on the Company's and the Bank's Executive Committee. His total shares include 4,650 shares owned by the estate of his spouse, for which beneficial ownership is disclaimed. Also includes 4,900 shares owned by Mr. Cooper's four children in an account over which he is custodian and for which beneficial ownership is disclaimed.

(6) Mr. Billups' total shares include 1,000 shares that are held by his spouse for which Mr. Billups disclaims beneficial ownership.

(7) Mr. Cain is a member of the Company's and the Bank's Executive and Nominating Committees. He is also a member of the Bank's Audit Committee.

(8) Mr. Crosby is a member of the Company's and the Bank's Executive and Compensation Committees. He is also a member of the Bank's Trust Committee. His total shares include 450 shares owned by a member of his family and 6,750 shares owned by a partnership of which Mr. Crosby is an officer and a director in which he has a beneficial interest. His total shares also include 7 shares owned by an investment club of which a member of Mr. Crosby's family is a member.

(9) Mr. Crowell is a member of the Bank's Audit Committee. His total shares include 65,946 shares owned by members of Mr. Crowell's family and family trusts, for which beneficial ownership is disclaimed.

(10) Mr. Cutrone's total shares include 25,023 shares in family trusts for Mr. Cutrone's daughters and grandchildren for which he has voting rights, but beneficial ownership is disclaimed.

(11) Mr. Hines is a member of the Company's and the Bank's Executive Committees. His total shares include 5,000 shares owned by a relative of Mr. Hines for which beneficial ownership is disclaimed.

(12) Mr. Howson is a member of the Company's and the Bank's Executive and Compensation Committees and the Bank's Audit Committee. Mr. Howson's total shares include 5,250 shares transferred to a limited liability company solely owned and controlled by Mr. and Mrs. Howson.

(13) Mr. Kelly is a member of the Company's and the Bank's Executive Committees and the Bank's Audit Committee.

(14) Mr. Kock is a member of the Company's and the Bank's Executive and Nominating Committees. He is also a member of the Bank's Trust
         Committee. His share total include 8,440 shares over which Mr. Kock holds a usufruct, 4,308 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which beneficial ownership is disclaimed and 3,578 shares owned by members of Mr. Kock's family, for which he disclaims beneficial ownership.

(15) Mr. Lippman's total shares include 37,613 shares held for the benefit of Mr. Lippman in the Lippman, Mahfouz & Martin 401(k) Savings & Retirement Plan.

(16) Mr. Marks is an ex-officio member of the Bank's Executive and Nominating Committees and is a member of the Company's Executive Committee and the Bank's Trust Committee. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 47,000 shares of restricted stock; options on 5,851 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 11,429 shares of stock which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 14,537 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; options on 14,667 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share; options on 40,000 shares of stock, which may be exercised at any time through June 30, 2007 at a price of $42.4375 per share; and options on 20,000 shares of stock, which may be exercised at any time through June 9, 2008 at a price of $55.00 per share. Also includes 2,446 shares of stock held for the benefit of Mr. Marks in the Company's Savings Plus Plan.

  (17) Mr. Milling is an ex-officio member of the Bank's Executive and Trust Committees and is a member of the Company's Executive Committee. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: 16,000 shares of restricted stock; options on 3,851 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share; options on 2,429 shares of stock which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 2,537 shares of stock which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; options on 4,597 share of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share; options on 7,500 shares of stock, which may be exercised at any time through June 30, 2007 at a price of $42.4375 per share; and options on 7,500 shares of stock, which may be exercised at any time through June 9, 2008 at a price of $55.00 per share. His share total also includes 3,124 shares of stock held for the benefit of Mr. Milling in the Company's Savings Plus Plan.

(18) Mr. Phillips is a member of the Company's and the Bank's Compensation Committee.

(19) Mr. Roberts is a member of the Company's and the Bank's Executive Committees and the Bank's Audit Committee. His total shares include shared investment and voting power with respect to 95,550 shares owned by a company having an investment committee of which Mr. Roberts is a member.

(20) Mr. Watters is a member of the Company's and the Bank's Executive and Nominating Committees and is a member of the Bank's Trust Committee.

(21) Mr. Baird's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive
         Program: 10,000 shares of restricted stock; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share; options on 7,500 shares of stock, which may be exercised at any time through June 30, 2007 at a price of $42.4375 per share; and options on 7,500 shares of stock, which may be exercised at any time through June 9, 2008 at a price of $55.00 per share. This figures includes 10 shares of stock owned by Mr. Baird's son for which beneficial ownership is disclaimed and includes 692 shares of stock held for the benefit of Mr. Baird in the Company's Savings Plus Plan.

(22) Mr. Hope's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive program: 10,000 shares of restricted stock; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share; options on 7,500 shares of stock, which may be exercised at any time through June 30, 2007 at a price of $42.4375 per share; and options on 7,500 shares of stock, which may be exercised at any time through June 9, 2008 at a price of $55.00 per share. This figure includes 2,000 shares of stock owned by Mr. Hope's children for which beneficial ownership is disclaimed and includes 7,317 shares of stock held for the benefit of Mr. Hope in the Company's Savings Plus Plan.

(23) Mr. Lawder's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program: 12,000 shares of restricted stock; options on 5,963 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 3,851 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.41667 per share; options on 6,000 shares of stock, which may be exercised at any time through July 26, 2004 at a price of $28.00 per share; options on 6,000 shares of stock, which may be exercised at any time through July 25, 2005 at a price of $28.875 per share; options on 6,000 shares of stock, which may be exercised at any time through July 23, 2006 at a price of $30.00 per share; options on 7,500 shares of stock, which may be exercised at any time through June 30, 2007 at a price of $42.4375 per share; and options on 7,500 shares of stock, which may be exercised at any time through June 9, 2008 at a price of $55.00 per share. This total also includes 999 shares of stock held for the benefit of Mr. Lawder in the Company's Savings Plus Plan.

(24) The Bank serves as trustee of the Savings Plus Plan Trust, which held 392,822 shares (1.68%) as of December 31, 1998. An executive officer of the Company serves with other Bank employees on a committee which makes voting decisions with respect to these shares. The Bank also serves as trustee of the Company's Retirement Plan Trust, which held 219,800 shares (.94%) as of December 31, 1998. An executive officer of the Company serves with other Bank employees on a committee which makes voting and investment decisions with respect to these shares. Such shares have been included only once in calculating the beneficial ownership of all officers and directors as a group.

                        INFORMATION CONCERNING MANAGEMENT

         Board Committees. The Company has no standing Audit Committee. The Company has a Nominating Committee composed of Messrs. Cain, Kock, and Watters. The Nominating Committee, whose functions and operating procedures have not yet been fully delineated, held two meetings during the year. The Company has a Compensation Committee consisting of Messrs. Crosby, Howson, and Phillips, as discussed below.

         The Bank has an Audit Committee that functions primarily to evaluate the scope and results of internal and external audits. The Audit Committee, which meets quarterly, is composed of not less than three members who are appointed each meeting. Messrs. Cain, Crowell, Howson, Kelly, and Roberts served as committee members during 1998.

         During 1998, the Board of Directors of the Company held 12 meetings. All directors other than Mr. Hines attended at least 75% of the aggregate number of meetings of the Company's Board of Directors and the committees of the Company on which they served.

         Compensation of Directors. All Company directors are also directors of one or more of the Company's subsidiaries, and except as described below, the Company does not compensate directors for attendance at Company board meetings. During 1998, the Louisiana Bank paid its non-officer directors annual fees of $12,000 and $750 for each day on which the director attended one or more meetings of the Louisiana Bank's board or a committee thereof.

         In 1994, the Company's shareholders approved the Directors' Compensation Plan for the purpose of ensuring that each director who is not an employee of the Company or its subsidiaries acquires and maintains an appropriate equity interest in the Company through ownership of the Company's common stock. In addition, this plan amended and restated the Unfunded Plan of Deferred Compensation adopted in November, 1990. For each director, the Directors' Compensation Plan, further amended by the Company's shareholders in 1996, provides for (a) the annual award of 300 shares of common stock, (b) the annual grant of 1,000 non-qualified stock options, and (c) the voluntary deferral of all or a portion of the stock award and/or the fees otherwise payable annually to the directors.

         Any deferred amounts are credited to a bookkeeping account maintained by the Company for the benefit of each director. The plan permits each director to allocate, from time to time, deferred amounts among an equity fund, a fixed income fund, a money market fund, and credits representing shares of the Company's common stock. Earnings and losses are periodically credited to each account based upon such investment allocations; however, there is no requirement that the Company actually acquire any asset subject to allocation by the director. The Company established a rabbi trust in connection with the funding of its obligations under the plan. Each year during the continuation of this plan, it is the Company's intent to contribute to this trust in order to fund its obligations thereunder.

         Benefits under the plan are distributed as of the date designated by each director, generally after the date the director ceases to serve as a member of the board of directors of the company. Benefits are equal to the amount credited to a director's account at the time of distribution.

                          EXECUTIVE COMPENSATION REPORT


           The Compensation Committee of the Board of Directors (the "Committee") is comprised of three independent, non-employee Directors. The Committee is charged with responsibility for establishing and reviewing the executive compensation programs of the Company, setting the salary of the Chief Executive Officer, and approving salary adjustments for other executive officers, as recommended by the Chief Executive Officer. The Committee uses consultants, actuaries, and outside legal counsel as resources and also relie upon salary and benefits survey data produced by independent third parties. During fiscal year 1998, the Committee met four times.

         The Committee seeks to ensure that executive compensation is set at levels slightly above the median of executives in the Company's peer bank group, which is comprised of 12 high-performing banks located in the south central United States, and the national banking industry. The Committee also seeks to ensure that executive compensation is appropriately linked to the financial performance of the Company, specifically increases in shareholder value as reflected by increases in the share price of the Company's common stock.

         The Company's compensation program for executives consists of three key components: base salary, cash bonuses, and long-term incentives. Each of these components is further explained below. In addition, executive officers receive certain executive benefits, such as participation in a supplemental retirement plan and severance agreements.

         Base Salary. Base salary for the named executive officers, other than the Chief Executive Officer and Chairman, is recommended by the Chief Executive Officer and approved by the Committee. Salaries are targeted at levels slightly above the median salaries of executives in the Company's peer bank group. This philosophy ensures the Company can attract and retain key executives of exceptional ability.Effective July 1, 1998, the Bank's executive officers, other than the Chief Executive Officer and Chairman, received base salary increases that averaged 5.6% for the twelve month period beginning July 1, 1998.

         Executive Compensation Plan. The Executive Compensation Plan provides for the discretionary award of an annual cash bonus, subject to the attainment of short-term financial objectives designated by the Committee. Awards are ordinarily predicated upon the Company's return on average assets (ROAA) and return on average equity (ROAE), two of the most frequently used measures of financial performance in the banking sector. Applying equal weight to each criterion, composite performance is calculated. Performance of the highest performing peer bank in each measurement criterion is then identified and from this a composite rating calculated. The company's composite performance is then compared to the composite performance of the highest performing peer bank(s). If the company's performance compared to the peer bank(s) falls below a specific performance threshold, no awards are earned. With the exception of the award for the Chief Executive Officer and Chairman, which is based solely upon corporate performance, the target awards for other executive officers are subject to adjustment based on the Committee's assessment of individual performance. Although the ROAA and ROAE objectives designated by the Committee were satisfied for fiscal year 1998, the Committee exercised the discretionary authority granted to it by the Plan and approved no awards for the named Executive Officers.

          Long-Term Incentive Plan. The Long-Term Incentive Plan seeks to increase corporate performance and shareholder value by linking the financial performance of the Company to the financial interests of its executive officers. When designated by the Committee, the named executive officers and other key employees are eligible to receive grants or awards of stock options (incentive stock options and nonqualified or nonstatutory options), restricted stock, performance shares and/or phantom shares. Awards to the named executive officers are based upon competitive compensation analysis and individual performance.

          During 1998, performance-based restricted stock and stock options were granted to the named executive officers. Target grants of restricted stock were made subject to a three-year vesting schedule and the attainment of certain performance goals measured by the Company's return on average assets and return on average equity compared to its peer bank group during a three-year performance cycle ending December 31, 2000. The Committee also awarded incentive and nonstatutory (or nonqualified) options to the named executive officers; these options are exercisable six months after the date of grant and remain exercisable for a 10-year term.

          Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid in any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers. Certain types of performance-based compensation are exempted from the deduction limit. The Committee intends to structure certain grants under the Long-Term Incentive Plan in a manner that satisfies the performance-based requirements. However, the Committee has reserved the authority to award nondeductible compensation in other circumstances, such as the award of cash bonuses under the Company's Executive Compensation Plan. In addition, ambiguities and uncertainties as to the application and interpretation of Code Section 162(m) mean that no assurance can be given, notwithstanding the Committee's efforts, that compensation intended to satisfy the performance-based exception does in fact do so.

          Compensation of Chief Executive Officer and Chairman. Effective July 1, 1998, the Committee approved a base salary increase for William L. Marks, Chairman and Chief Executive Officer of the Company, of 5.3%, raising his annual base salary from $650,000 to $685,000. For fiscal year 1998, Mr. Marks received no bonus under the Company's Executive Compensation Plan. Restricted stock grants were made to Mr. Marks under the Long-Term Incentive Plan, subject to a three-year vesting schedule and the attainment of specified performance goals during a three-year performance cycle ending December 31, 2000. Mr. Marks also received an aggregate grant of 20,000 incentive and nonqualified (or nonstatutory) options, which are first exercisable six months after the date of grant and remain exercisable for a 10-year term.

                                Compensation Committee of the Board of Directors

                                Robert E. Howson, Chairman
                                Robert H. Crosby, Jr.
                                John G. Phillips


I.  SUMMARY COMPENSATION TABLE

                                        Annual Compensation                 Long-Term Compensation Awards (5)
============================== ===================================== ===============================================
                                                                          Awards
                                                                        Restricted
                                                                          Stock          Options
                                                                          Award           Number
                                                                          Dollar            of          All Other
Names and Principal Position   Year          Salary      Bonus (4)      Value (6)         Shares       Compensation
------------------------------ ---------- ------------  ------------ ----------------  ------------  ---------------

William L. Marks               1998           $667,502     $      --      $440,000(1)        20,000       $16,019(7)
Chairman & Chief Executive     1997            630,043       333,923       396,250(2)        40,000        10,590
Officer of the Company and the 1996            592,565       314,059       300,000(3)        18,000         6,515
Bank
R. King Milling                1998           $430,000     $     --       $192,500(1)         7,500       $11,675(8)
President of the Company       1997            410,022       172,209       138,688(2)         7,500        10,832
And the Bank                   1996            387,528       162,762        90,000(3)         6,000         7,650
Kenneth A. Lawder, Jr.         1998           $271,999     $     --       $151,250(1)         7,500       $ 8,846(9)
Executive Vice President of the1997            260,010       109,204       108,969(2)         7,500         8,789
Company and the Bank           1996            248,024       104,170        75,000(3)         6,000         7,650
John C. Hope III               1998           $232,500     $     --       $151,250(1)         7,500       $ 6,244(10)
Executive Vice President of the1997            220,004        92,402       108,969(2)         7,500         6,132
Company and the Bank           1996            204,008        85,683        75,000(3)         6,000         5,718
------------------------------ ---------- ------------  ------------ ----------------  ------------  ---------------
Robert C. Baird, Jr.           1998           $232,499     $     --       $151,250(1)         7,500       $ 5,844(11)
Executive Vice President of the1997            212,504        99,252       108,969(2)         7,500         6,106
Company and the Bank           1996            187,923        78,928        75,000(3)         6,000        25,723
============================== ========== ============  ============ ================  ============  ===============


1. The restricted shares granted in 1998 represent a target award that will be adjusted based on the performance of the Company, as measured by its return on average assets and return on average equity, in relation to that of a designated peer bank group over the three year period ending December 31, 2000. The ultimate number of shares in which the named executive will vest range from 0% to 200% of the target award. The restricted shares vest on June 8, 2001 upon completion of certain employment requirements. The grant date for the target award was June 9, 1998. The target award is valued at $55.00 per share, the market price on the award date.

2. The restricted shares granted in 1997 represent a target award that will be adjusted based on the performance of the Company, as measured by its return on average assets and return on average equity, in relation to that of a designated peer bank group over the three year period ending December 31, 1999. The ultimate number of shares in which the named executive will vest range from 0% to 200% of the target award. The restricted shares vest on March 18, 2000 upon completion of certain employment requirements. The grant date for the target award was March 18, 1997. The target award is valued at $39.625 per share, the market price on the award date.

3. The restricted shares granted in 1996 represent a target award that will be adjusted based on the performance of the Company, as measured by its return on average assets and return on average equity, in relation to that of a designated peer bank group over the three year period ending December 31, 1998. The ultimate number of shares in which the named executive will vest range from 0% to 200% of the target award. The restricted shares vest on July 23, 1999 upon completion of certain employment requirements. The grant date for the target award was July 23, 1996. The target award is valued at $30.00 per share, the market price on the award date.

4. All bonuses have been paid under the Executive Compensation Plan (annual performance-based incentive plan).

5. All awards have been made under the Long-Term Incentive Plan approved by shareholders.

6. The restricted stock shares shown in the table represent restricted stock holdings of the named executive officers. The dollar values in the table were calculated using the market price of the Company's common stock on the date of award. The aggregate value of all restricted stock holdings of each named executive officer calculated using the market price of the Company's common stock as of December 31, 1998 were as follows: Mr. Marks,
     $1,762,500;   Mr.  Milling,  $600,000;  Mr.  Lawder,  $450,000;  Mr.  Hope,
     $375,000; and Mr. Baird, $375,000. Dividends are paid in full on such restricted shares.

7. This represents $11,539 in imputed income for the group term life insurance and $4,400 in matching contributions under the Savings Plus Plan.

8. This represents $7,275 in imputed income for the group term life insurance and $4,400 in matching contributions under the Savings Plus Plan.

9. This represents $4,446 in imputed income for the group term life insurance and $4,400 in matching contributions under the Savings Plus Plan.

10. This represents $1,444 in imputed income for the group term life insurance and $4,800 in matching contributions under the Savings Plus Plan.

11. This represents $1,444 in imputed income for the group term life insurance and $4,400 in matching contributions under the Savings Plus Plan.

II. OPTION GRANTS TABLE

                                             Option Grants in 1998
================================================================================================================

                                                                                   Potential Realizable Value of
                                             Individual Grants                     Assumed Annual Rates of Stock
                                                                                   Price Appreciation for Option
                                                                                                Term
------------------------- ------------------------------------------------------- -------------------------------
                          Number of      % of Total
                          Securities     Options
                          Underlying     Granted to     Exercise or
                          Options        Employees in   Base Price      Expiration
Name                      Granted        1998           (Per Share)     Date                  5%               10%
William Marks                20,000          13.14%         $55.00        6/8/2008             $691,800       $1,753,100

R. King Milling               7,500          4.93%          $55.00        6/8/2008              259,400          657,400

Kenneth A Lawder, Jr.         7,500          4.93%          $55.00        6/8/2008              259,400          657,400

John C Hope III               7,500          4.93%          $55.00        6/8/2008              259,400          657,400

Robert C Baird, Jr.           7,500          4.93%          $55.00        6/8/2008              259,400          657,400
========================= =============  ============== =============== =============  ================ ================

Named Executive Officers' assumed value gained as a % of all shareholder gains:
        Named Executive Officers                                                             $1,729,400       $4,382,700

        Shareholders                                                                       $809,145,200   $2,050,532,700

        % of gain pertaining to Executive Officer's Options                                        .21%             .21%






III. OPTION EXERCISES AND YEAR-END VALUE TABLE

                                     Option Exercises and Year-End Value Table
============================================================================================================================
                                                                           Number of securities         Value of unexercised
                               Shares acquired                           underlying unexercised      in-the-money options at
      Name                         on exercise     Value realized  options at December 31, 1998            December 31, 1998
                                                                          ---------------------      -----------------------
                                                                                All exercisable              All exercisable
William L. Marks                       44,546        $1,719,767                     106,484                    $449,767
R. King Milling                         3,196           107,740                      28,414                     149,075
Kenneth A. Lawder, Jr.                  7,226           141,628                      42,814                     368,173
John C. Hope III                          --               --                        27,000                      96,751
Robert C. Baird, Jr.                      --               --                        27,000                      96,751

=========================== ================= ============================================== ===============================


                                PERFORMANCE GRAPH

    The accompanying graph shows the comparative total economic return, including the reinvestment of cash dividends received and the effects of stock price appreciation or depreciation, of the common stock of the Company, of all U.S. common stocks listed on The Nasdaq Stock Market, and of the bank stocks of the KBW 50 Total Return Index, a proprietary bank stock index of Keefe, Bruyette & Woods, Inc., which tracks the returns of 50 large banking companies throughout the United States.



                                [GRAPHIC OMITTED]

                   Cumulative Total Return Index for the Year
                   ------------------------------------------
                                                        1993    1994     1995   1996    1997    1998
                                                       -----    ----    -----   ----    ----    -----
Whitney Holding Corporation Common Stock.............   100      98      144    169     280     189
KBW 50 Total Return Index............................   100      95      152    215     314     340
Nasdaq Total Return Index (U.S. Companies)...........   100      98      138    170     209     293


Company Plans

         The Company's executive officers, who are re-appointed annually, are participants in the Company's Executive Compensation Plan, Long-Term Incentive Program, Retirement Plans and Savings Plus Plan and may elect to participate in the Deferred Compensation Plan. The Executive Compensation Plan and Long-Term Incentive Plan are described above under the heading "Executive Compensation Report".

         Retirement Plan. The Bank, in 1964, established a non-contributory, defined benefit retirement plan. The plan, as amended (the "Retirement Plan"), generally covers salaried employees of the Company and its subsidiaries who are at least 21 years of age and complete certain additional eligibility requirements. In general, the monthly benefit payable under the Retirement Plan at normal retirement age (age 65) is an amount based on final average monthly compensation and years of service at normal retirement age, reduced by a portion of the monthly Social Security amount payable at that age. Final average monthly compensation (which includes the salaries and bonuses of executive officers set forth in the Summary Compensation Table, but excludes the value of grants and awards under the Long-Term Incentive Plan and contributions by the Company or its subsidiaries to employee benefit plans) is calculated by averaging the highest consecutive five years of compensation during the ten calendar years preceding termination or retirement date. During the period 1994 through 1996, annual compensation in excess of $150,000 is disregarded, and effective January 1, 1997, annual compensation in excess of $160,000 is disregarded. With certain exceptions, years of service includes all periods of continuous service with the Company or its subsidiaries. Benefits under the Retirement Plan are fully vested upon the completion of five years of credited service. The Retirement Plan was most recently amended and restated in 1995. The maximum annual benefit payable under the Retirement Plan for employees who retire in 1998 is the lesser of $130,000 (a limitation imposed by the Internal Revenue
Code) or 100% of "average compensation" (defined as the highest aggregate earnings averaged over three consecutive years).

         The Company adopted a non-qualified defined benefit retirement plan, known as the Retirement Restoration Plan (the "Restoration Plan"), effective as of January 1, 1995. The Restoration Plan provides to designated executive officers benefits which are computed under the Retirement Plan's formula, but without the restrictions imposed by certain specified provisions of the Internal Revenue Code. Benefits due and payable under the Retirement Restoration Plan are reduced by amounts actually payable from the qualified Retirement Plan.

         The following table shows the estimated annual benefit payable from the Retirement Plan upon retirement at age 65 to persons in specified compensation and years of service classifications, computed on a straight life annuity basis, including an estimate of the amount payable to any person designated as a participant in the Retirement Restoration Plan. The table does not indicate required deductions for Social Security benefits. Benefits under both the Retirement Plan and Retirement Restoration Plan are calculated taking into consideration base salary and cash bonus earned by the executive and exclude any amounts received in the form of cash or stock under the Long-Term Incentive Plan.


                                           RETIREMENT PLAN TABLE
==============================================================================================================
                                                        Credited Years of Service
--------------------------------------------------------------------------------------------------------------
Highest Successive Five-Year        10               15                20               25               30
    Average Remuneration
--------------------------------------------------------------------------------------------------------------
        $  200,000             $  36,000          $ 54,900          $ 73,200        $  91,500         $109,800
           300,000                54,900            82,300           109,800          137,250          164,700
           400,000                73,200           109,800           146,400          183,000          219,600
           500,000                91,500           137,250           183,000          228,750          274,600
           600,000               109,800           164,700           219,600          274,500          329,400
           700,000               128,100           192,150           256,200          330,250          384,300
           800,000               146,400           219,600           292,800          366,000          439,200
         1,000,000               183,080           274,500           366,000          375,000          549,000
         1,200,000               219,600           329,400           439,200          549,000          658,800
==============================================================================================================

         Messrs. Marks, Milling, Lawder, Hope, and Baird had, respectively, 8, 14, 7, 4, and 3 years of service as of December 31, 1998.

         Savings Plus Plan. The Louisiana Bank established the Thrift Incentive Plan (a non-contributory profit sharing plan) in 1952. The last contribution made by the Louisiana Bank to the Plan was in 1988.

         The Thrift Incentive Plan was amended and restated in 1993 to, among other things, comply with the provisions of the Tax Reform Act of 1986 and to activate provisions permitted under Section 401(k) of the Internal Revenue Code. Concurrently, the Thrift Incentive Plan was renamed the Savings Plus Plan. The Savings Plus Plan generally provides that salaried employees of the Company and its subsidiaries who have completed one year of service are eligible to participate as of the first day of the following calendar quarter. Participants may elect to contribute up to 10% of salary, subject to certain limitations; up to the first 3% of salary contributed is matched on a dollar for dollar basis. Participants are provided with investment discretion over all contributions and may select from a variety of investment options. In 1998, the Louisiana Bank contributed $4,400 each on behalf of Messrs. Marks, Milling, Lawder and Baird and $4,800 on behalf of Mr. Hope.

         Deferred Compensation Plan. In 1993, the Company established a non-qualified deferred compensation plan. The Plan permits eligible officers to annually elect to defer up to 25% of base salary and all or part of bonuses paid under the Executive Compensation Plan. The Deferred Compensation Plan also permits the deferral of any disallowed employee contributions under the Savings Plus Plan. Participants are permitted to direct the investment of deferrals into a limited number of available investment options. Deferral elections must be made prior to the calendar year in which the salary or bonus is earned. Distribution under the Deferred Compensation Plan must generally coincide with the attainment of retirement age and may take the form of a lump-sum payment or a specified payment stream. In 1998, John Hope was the only listed executive officer making a deferral under the Plan in the amount of $46,201.

         Executive Agreements. The Company and the Bank have entered into separate agreements with Messrs. Marks, Milling, Lawder, Hope and Baird providing for compensation and severance benefits upon the termination of employment under circumstances following a change in control of the Company or the Bank.

         Generally, under the agreements, a change in control of the Company or the Bank will be deemed to have occurred if (i) any person acquires or becomes the beneficial owner of more than 20% of the Company's outstanding common stock without the approval of the Company's Board of Directors, (ii) the Federal Deposit Insurance Corporation or any other regulatory agency takes certain actions in conjunction with the reorganization or liquidation of the Bank, (iii) the Company or the Bank enter into a merger or consolidation, or sell all or substantially all of their stock or assets, without the surviving or acquiring corporation agreeing to assume the obligations of the Company or the Bank under the agreements, or (iv) there is a change in the majority of the members of the Company's or the Bank's Boards of Directors.

         Under each agreement, if the acquiring company or the acquiring bank terminates the employment of the officer without cause, or if the officer resigns during the three-year period following a change in control as a result of a change or diminution of his duties, responsibilities, title, compensation, working conditions or general status with the Company or the Bank, he will be entitled to special severance benefits including, among other things, a sum equal to 300% of his annual salary and substantially all of the amounts that are payable to him under the Company's and the Bank's employee and executive benefit plans.


                              CERTAIN TRANSACTIONS

         The Bank has made, and expects to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Bank, members of their immediate families, and their associates. Such loans have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, Mr. Bullard, a director of the Company and the Bank, personally borrows from the Bank and guarantees or is otherwise liable for several commercial and real estate loans made by the Bank to his closely held companies. The largest aggregate indebtedness of these loans during 1998 was $6,063,136 and the aggregate balance on December 31, 1998 was $5,933,080. Interest accrued on these loans during 1998 at rates ranging from 7.75% to 8.5%.

         Pan-American Life Insurance Company, of which John K. Roberts, Jr., a director of the Company, is Chairman and Chief Executive Officer, was paid $78,764 during 1998 for insurance premiums providing group term life and AD&D coverage for employees and medical/dental claim administrative services rendered to the Company and its subsidiary banks.

                 COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Because the Company is a public company, its executive officers, directors and 10% beneficial shareholders are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's stock. Based upon its review of copies of forms and related documents furnished to the Company, management believes that all required filings by all such persons were timely made during 1998.

                                   ACCOUNTANTS

         The shareholders will be asked to ratify the Board's selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1999. The firm has served as the Company's auditors since 1964. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions. If the selection is not ratified (abstentions and brokers non-votes will be disregarded), the appointment of other auditors will be considered by the Board.

                              SHAREHOLDER PROPOSALS

         In order for proposals of shareholders to be considered for inclusion in the proxy statement and proxy for the 2000 Annual Meeting of Shareholders, such proposals must be received at the Company's principal executive office no later than November 18, 1999.


                                  OTHER MATTERS

         The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Company knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournments thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                   By order of the Board of Directors.

                                   William L. Marks,
                                   Chairman

March 18, 1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 28, 1999, at 10:30 a.m., for the purposes of considering and voting upon:

         1. Election of three directors to serve until the 2004 Annual Meeting, or until their successors are elected and qualified.

         2. Ratification of the selection of Arthur Andersen LLP as independent public accountants to audit the books of the Company and its subsidiaries for 1999.
         3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The close of business on March 4, 1999, has been fixed as the record record date for determining shareholders entitled to notice of and to vote at the meeting.

                                 By  order  of the  Board of Directors.



                                 Joseph S. Schwertz, Jr.
                                 Secretary
--------------------------------------------------------------------------------
              228 St. Charles Avenue, New Orleans, Louisiana 70130

                             Detach Proxy Card Here
-------------------------------------------------------------------------------
o

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING PROPOSALS:

1. Election of three Directors to serve until the 2004 Annual Meeting, or until their successors are elected and qualified.

     FOR all nominees       WITHHOLD AUTHORITY to vote for
     listed below   o       all nominees listed below    o       *EXCEPTIONS  o

     Terms expiring 2004: Messrs. Harry J. Blumenthal, Jr., Joel B. Bullard, Jr. and Angus R. Cooper, II

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the line below.)

     *Exceptions
                ----------------------------------------------------------------

2.   Ratification of the selection of Arthur Andersen LLP as independent public
     accountants for 1999.                FOR o         AGAINST o      ABSTAIN o

When properly executed and returned, this proxy will be voted in the manner specified thereon. If no manner is specified, the proxy will be voted FOR proposals 1 and 2.
                                   Change of Address and or Comments Mark Here o

         NOTE: Please sign as your name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person.



                                      Date                                , 1999
                                          --------------------------------
                                      ------------------------------------------
                                      ------------------------------------------
                                              Signature of shareholder


Please Sign, Date and Return the Proxy        Votes MUST be indicated
Promptly Using the Enclosed Envelope.         (x) in Black or Blue Ink.   o

                             YOUR VOTE IS IMPORTANT

         Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.




  ------------------------------------------------------------------------------

                           WHITNEY HOLDING CORPORATION

                                    P R O X Y

                       Solicited by the Board of Directors

         The undersigned hereby appoints Lloyd J. Abadie, Richard C. Hart and John A. Rehage, and each of them, proxies with full power of substitution, to represent and to vote all shares of Common Stock of Whitney Holding Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on April 28, 1999 or any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed below and (2) in their discretion upon such other business as may properly come before the meeting.

                   (Continued And To Be Signed On Other Side.)




                                                     WHITNEY HOLDING CORPORATION
                                                     P.O. BOX 11183
                                                     NEW YORK, N.Y. 10203-0183